UNITED STATES
			      SECURITIES AND EXCHANGE COMMISSION
				     Washington, D.C.  20549

						Form 8-K/A

				AMENDMENT TO FORM 8-K CURRENT REPORT

	Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

					   AMENDMENT NO. 1

	 Date of Report (Date of earliest event reported): November 17, 2003

					   LINCOLN LOGS LTD.
	  (Exact name of small business issuer as specified in its charter)

New York					  0-12172			 	   14-1589242
(State or other jurisdiction	(Commission File Number)	   (I.R.S. Employer
 of incorporation)							Identification No.)

		    5 Riverside Drive, Chestertown, New York  12817
			  (Address of principal executive offices)

					   (518) 494-5500
				  (Issuer's telephone number)

Neither name, address nor fiscal year has changed since last report
(Former name, former address, and former fiscal year, if changed since last report)


  Lincoln Logs Ltd. hereby amends Item 7 of its Current Report on Form 8-K filed on November 20, 2003, in order to file certain financial statements and information.

Item 7.  Financial Statements, Pro Forma Information and Exhibits

(a) Financial Statements of Businesses Acquired

    This item is amended to include the following:

      I. Snake River Log Homes, LLC
         (i)   Auditors' Report
         (ii)  Balance Sheet as of December 31, 2002
         (iii) Statements of Earnings and Members' Equity for the year ended December 31, 2002
         (iv)  Statement of Cash Flows for the year ended December 31, 2002
         (v)   Notes to the Financial Statements



(b) Pro Forma Financial Information

This item is amended to include the following:

     I. Lincoln Logs Ltd.
        (i)   Introductory information
        (ii)  Unaudited Pro Forma Consolidated Balance Sheet as of October 31,
              2003
        (iii) Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended October 31, 2003
        (iv) Unaudited Pro Forma Consolidated Statement of Operations for the year ended January 31, 2003
        (v)   Notes to the Unaudited Pro Forma Financial Statements

				   SNAKE RIVER LOG HOMES, LLC
				 FINANCIAL STATEMENTS AND REPORT
				    OF INDEPENDENT CERTIFIED
				       PUBLIC ACCOUNTANTS

					 DECEMBER 31, 2002


					REPORT OF INDEPENDENT
				   CERTIFIED PUBLIC ACCOUNTANTS



To the Members
Snake River Log Homes, LLC

We have audited the accompanying balance sheet of Snake River Log Homes, LLC (a Partnership) as of December 31, 2002 and the related statements of earnings and members' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Snake River Log Homes LLC as of December 31, 2002, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Poston Denney & Kilpack, PLLC
Certified Public Accountants
Idaho Falls, Idaho
May 21, 2003

				   SNAKE RIVER LOG HOMES, LLC
					   BALANCE SHEET
					 DECEMBER 31, 2002



						ASSETS

CURRENT ASSETS
  Cash									$   86,050
  Trade receivables, net of allowance for
   doubtful accounts of $9,940					    27,128
    										----------
    Total current assets						   113,178

PROPERTY, PLANT AND EQUIPMENT, at cost
  Equipment									     2,730
  Office building								    47,222
										----------
										    49,952
										----------
    Accumulated depreciation						 (   3,286)
										----------
										    46,666

OTHER ASSETS
  Covenant not to compete, net of amortization			   399,278
										----------
										$  559,122
										==========


The accompanying notes are an integral part of this financial statement.

						-  4  -

				   SNAKE RIVER LOG HOMES, LLC
					   BALANCE SHEET
					 DECEMBER 31, 2002



				LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
  Accounts payable							$   21,567
  Customer deposits							    56,425
  Other accrued liabilities						     6,339
  Current maturities of long-term debt				   105,414
										----------
										   189,745

LONG-TERM DEBT, less current maturities				   306,636


MEMBERS' EQUITY								    62,741
										----------
										$  559,122
										==========

The accompanying notes are an integral part of this financial statement.

						-  5  -

				   SNAKE RIVER LOG HOMES, LLC
			  STATEMENT OF EARNINGS AND MEMBERS' EQUITY
				  YEAR ENDED DECEMBER 31, 2002




Revenues									$  1,481,197
Cost of goods sold							   1,129,842
										------------
Gross profit								     351,355

General and administrative						     386,764
										------------
  Loss from operations							 (    35,409)

Other income (expense)
  Interest expense							 (     4,466)
  Interest income								         966
  Forgiveness of debt								44,175
										------------
										      40,675
										------------
NET EARNINGS									 5,266


Members' equity, January 1, 2002					      57,475
										------------
Members' equity, December 31, 2002					$     62,741
										============

The accompanying notes are an integral part of this financial statement.

						-  6  -

				   SNAKE RIVER LOG HOMES, LLC
				    STATEMENT OF CASH FLOWS
				  YEAR ENDED DECEMBER 31, 2002




Increase (decrease) in cash and cash equivalents
  Cash flows from operating activities
    Net earnings								$    5,266

    Adjustments to reconcile net income to net cash
    provided by operating activities:
      Depreciation							     2,084
      Amortization							    13,768
      Provision for bad debts						       641
      Forgiveness of debt						 (  44,175)
	Changes in assets and liabilities
  	  Trade receivable						    51,366
	  Accounts payable						 (  15,687)
	  Customer deposits						    24,435
	  Other accrued liabilities					     2,137
										----------
	    Total adjustments						    34,569
										----------
	    Net cash provided by operations				    39,835

Cash flows from investing activities
  Redemption of membership interest					 ( 225,000)
										----------
	    Net cash used in investing activities			 ( 225,000)

Cash flows from financing activities
  Proceeds from notes payable						   225,000
  Principal payments on long-term debt				 (     996)
										----------
	    Net cash provided by financing activities		   224,004
										----------
	    Net increase in cash and cash equivalents		    38,839

Cash and cash equivalents at beginning of year			    47,211
										----------
Cash and cash equivalents at end of year				$   86,050
										==========


Supplemental disclosures of cash flow information
-------------------------------------------------
  Cash paid during the year for interest				$   1,857

Non-cash investing and financing activities
-------------------------------------------
During the year the Company redeemed the membership interest of its majority member.  This was done for $413,046; $225,000 of which was financed through bank debt and a $188,046 note carried by the retiring member.


The accompanying notes are an integral part of these financial statements.

						-  7  -

				   SNAKE RIVER LOG HOMES, LLC
				  NOTES TO FINANCIAL STATEMENTS
					 DECEMBER 31, 2002



NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  1. Business Activity

	Snake River Log Homes, LLC, (the Company) was organized under the laws of the State of Idaho. The Company is primarily engaged in the marketing of custom log homes. The Company's sole log source provider is Yellowstone Log Homes.

  2. Revenue Recognition

	The Company recognizes revenues from log home packages when substantially the entire package has been delivered. Customers are normally required to pay 1/3 deposit before the package is ordered and the remainder upon delivery. Revenue is recognized after the product has been shipped.

	The Company maintains an allowance for doubtful accounts at an amount it estimates to be sufficient to provide protection against losses resulting from less than full payment on its receivables. The Company records the allowance principally by specific identification. Accounts are written off when collection efforts are exhausted.

  3. Property and Equipment

	Property and equipment are stated at cost less accumulated depreciation. Depreciation is provided principally on accelerated methods over the following estimated useful lives:

	Equipment									5 years

	Major expenditures and those which substantially increase useful lives are capitalized. Maintenance, repairs and minor renewals are charged to operations when incurred.

  4. Intangible Assets

	The intangible asset is a covenant not to compete from a prior member of the Company. The costs are being amortized over the term of the covenant not to compete of 60 months.

  5. Use of estimates

	The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses during the reporting period. Estimates also affect the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

				   SNAKE RIVER LOG HOMES, LLC
				  NOTES TO FINANCIAL STATEMENTS
					 DECEMBER 31, 2002



NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

  6. Concentrations of credit risk

	A substantial portion of the Company's trade receivables are with several significant customers. 100% of the log material costs are purchased from Yellowstone Log Homes.

  7. Income Taxes

	The Company is not a taxpaying entity for purposes of federal and state income taxes, and thus no income tax expense has been recorded in their financial statements. Earnings of the Company are distributed to the members and taxed in their respective returns.

  8. Cash and cash equivalents

	The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.


NOTE B - LONG-TERM DEBT

  Long-term debt consists of the following at December 31, 2002:

	Note payable to a financial institution with interest at
	6.6% collateralized by equipment, payments of $1,989 due
	monthly, the note is personally guaranteed by the
	Company's members, note due October 15, 2007.			$   224,004

	6.0% imputed note payable to former member, payments
	of $50,000 due April 1, 2003 and November 1, 2003
	and $100,000 due April 1, 2004. (Notes E & F)			    188,046
											-----------
											    412,050
	Less current maturities							 (  105,414)
											-----------
											$   306,636
											===========

  Maturities of long-term debt are as follows:

					Year ending December 31
					-----------------------
						2003					$   105,414
						2004					    102,163
						2005					     10,773
						2006					     11,506
						2007					    182,194
											-----------
											$   412,050
											===========

				   SNAKE RIVER LOG HOMES, LLC
				  NOTES TO FINANCIAL STATEMENTS
					 DECEMBER 31, 2002


NOTE C - COMMITMENTS AND CONTINGENCIES

  The Company provides a 1-year workmanship warranty on work performed.

  The Company has in place a "Memorandum Agreement" with Yellowstone Log Homes, LLC. This agreement provided among other things that:

	1. The Company will never sell or move the building. In the event the building is moved or sold, the Company will pay to Yellowstone Log Homes, LLC $44,175.

	2. The Company can continue to locate its building on property owned by Yellowstone Log Homes, LLC for an annual lease payment of $1.

	3. The Company agrees it will continue to use Yellowstone Log Homes, LLC as its provider of materials as long as Yellowstone Log Homes, LLC can produce and supply material as needed.

	4. The Company will maintain its accounts payable current with Yellowstone Log Homes, LLC.

	5. The agreement is binding on the Company and Yellowstone Log Homes, LLC and their assigns.

  As part of the membership redemption discussed in Note E, the Company has an obligation to provide health insurance to the selling member and his family until the date of the final redemption payment on April 1, 2004.


NOTE D - RELATED PARTY TRANSACTIONS

  Amounts due to a related party consist of an amount payable to a member for $1,500 in accounts payable for advertising costs at December 31, 2002.

  The members of the Company have personally guaranteed the note payable to the bank.

				   SNAKE RIVER LOG HOMES, LLC
				  NOTES TO FINANCIAL STATEMENTS
					 DECEMBER 31, 2002

NOTE E - CAPITAL ACTIVITY

  In November 2000, the Company's sole owner entered an agreement to sell a portion of the Company. During 2001, the Company was organized as a limited liability company and the Company's sole proprietor transferred his interest into the Company and became the sole member. Also during 2001, two individuals bought 33% of the ownership interest from the Company's sole owner. Total compensation paid to the member for 33% of his ownership interest was $310,000. This transaction was external to the books of the Company and was between the members.

  During 2002, as part of the change in ownership, the two minority members entered into an agreement through the Company to redeem the 67% interest of the majority member. To accomplish this, the Company secured a note from a bank for $225,000 and has an obligation to pay the member an additional $188,046 with imputed interest at 6.0%. Of the remaining balance, $48,800 plus interest is due on or before April 1, 2003, $47,170 plus interest is due on or before November 1, 2003 and the balance of $92,076 plus interest is due on or before April 1, 2004. As part of this agreement, the former member agrees not to compete against the Company for a period of five years. The redemption of this membership interest for $413,046 has been recorded as an intangible asset and is being amortized as a covenant not to compete over five years.


NOTE F - SUBSEQUENT EVENTS

  Subsequent to the end of the year, the Company entered into a line of credit agreement with a bank. $50,000 was drawn on the line as payment on a note payable to a former member that was due April 1, 2003 for $50,000.

					  LINCOLN LOGS LTD.
				PRO FORMA FINANCIAL INFORMATION
				    INTRODUCTORY INFORMATION

   On November 17, 2003, Lincoln Logs Ltd. ("Lincoln Logs") acquired the member-ship interests of Snake River Log Homes, LLC ("Snake River"), a limited liability company. The purchase had an aggregate consideration of approximately $1,663,500, and consisted of a combination of cash, promissory notes, assumption of debt and common stock.

   The unaudited pro forma consolidated balance sheet was prepared as if the acquisition had occurred on October 31, 2003. For purposes of consolidating the unaudited balances of Lincoln Logs and the acquired business as of October 31, 2003, the unaudited balance sheets of the acquired business as of September 30, 2003 have been used to approximate the acquired business' financial position as of October 31, 2003.

   The unaudited pro forma consolidated statements of operations for the year ended January 31, 2003 was prepared as if the acquisition had taken place as of February 1, 2002. For the purposes of consolidating the statement of operations of Lincoln Logs and the acquired business for the year ended January 31, 2003, the audited statements of operations of the acquired business for the year ended December 31, 2002 has been used to approximate the results of its operations as of January 31, 2003. The unaudited statement of operations of Lincoln Logs used for the purposes of the presentation of pro forma results of operations for the year ended January 31, 2003 is the unaudited statement of operations filed by Lincoln Logs in a Current Report on Form 8-K/A dated November 13, 2003. That unaudited statement of operations includes the audited results of operations of Lincoln Logs for the year ended January 31, 2003 and the unaudited statements of operations of businesses acquired by Lincoln Logs on August 29, 2003, Hart & Son Industries Ltd. ("Hart & Son") and True Craft Log Structures Ltd.("True Craft").

   The unaudited pro forma consolidated statements of operations for the nine-month period ended October 31, 2003 was prepared as if the acquisition had taken place as of February 1, 2003. For the purposes of consolidating the statement of operations of Lincoln Logs and the acquired business for the nine-month period ended October 31, 2003, the unaudited statement of operations of the acquired business for the nine-month period ended September 30, 2003 has been used to approximate the results of its operations as of October 31, 2003. The unaudited consolidated statement of operations of Lincoln Logs used for the purpose of the presentation of pro forma results of operations for the nine-month period ended October 31, 2003 is that unaudited consolidated statement of operations for the nine months ended October 31, 2003 filed by Lincoln Logs in its Quarterly Report on Form 10-QSB dated December 15, 2003, which Quarterly Report includes the results of Hart & Son and True Craft for the period August 29, 2003 (date of acquisition) through October 31, 2003. Also included in the unaudited pro forma consolidated financial statements for the nine-month period ended October 31, 2003 are the unaudited results of operations of Hart & Son and True Craft for the six-month period ended June 30, 2003, which unaudited results of operations were filed by Lincoln Logs in a Current Report on Form 8-K/A dated November 13, 2003.

  For the purposes of presenting pro forma financial information, all transactions between Lincoln Logs, Snake River, Hart & Son and True Craft have been eliminated as if the acquisitions had been consummated on the assumed effective dates. The pro forma financial information reflects other adjustments that are directly attributable to the acquisition as described in the accompanying notes.

  For the purposes of this presentation, certain pro forma adjustments have been made to the balance sheet and results of operations to provide information as to how the acquisition might have affected the financial position and statements of operations. This unaudited pro forma financial information does not purport to be indicative of the results of operations that would have been obtained if the operations had been combined as of the beginning of the period presented, and is not intended to be a projection of future results.

					  LINCOLN LOGS LTD.
			UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
					  OCTOBER 31, 2003
				   (All amounts in US Dollars)

						  ASSETS

								   Lincoln Logs
						    Snake	   Consolidated    Pro Forma	    Pro Forma
						    River	   10Q-SB Filing  Adjustments	   Consolidated
CURRENT ASSETS:
  Cash and cash equivalents		$    199,739   $  1,077,538   $(  491,478)   $    785,799
  Trade accounts receivable,
    net of allowance for
    doubtful accounts			 (       264)	  248,050 		      	  247,786
  Inventories:
    Raw materials				           0	2,022,117		      	2,022,117
    Work in Process			           0	  257,543		      	  257,543
  Prepaid expenses and other
    current assets	 		           0	  564,649		       	  564,649
  Due from related parties		           0	   43,427	 			   43,427
  Mortgage and note receivable		     0	    2,592	  			    2,592
  Prepaid income taxes			           0	   64,207               	   64,207
						------------   ------------   ------------   ------------
    Total current assets		     199,475	4,280,123    (   491,478)	3,988,120

PROPERTY, PLANT AND EQUIPMENT:
  Cost					      49,951	9,194,396	   			9,244,347
  Less: accumulated depreciation	(      4,849)  (  4,497,629)	  		     (4,502,478)
						------------   ------------   ------------   ------------
    Property, plant and equipment	      45,102	4,696,767	     	     0      4,741,869

OTHER ASSETS:
  Mortgage receivable				     0	   60,450				   60,450
  Assets held for resale		           0	    6,466				    6,466
  Goodwill					     	     0	  731,809	   1,021,125	1,752,934
  Deposits and other assets			     0	   64,007		   		   64,007
  Other intangible assets, net of
    accumulated amortization		     337,322	  302,515	     425,000	1,064,837
						------------   ------------   ------------   ------------
    Total other assets			     337,322	1,165,247	   1,446,125	2,948,694
						------------   ------------	------------   ------------
TOTAL ASSETS				$    581,899   $ 10,142,137	$    954,647   $ 11,678,683
						============   ============   ============   ============

See accompanying notes to pro forma consolidated financial statements.

					  LINCOLN LOGS LTD.
			UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
					  OCTOBER 31, 2003
				   (All amounts in US Dollars)

					     LIABILITIES

								   Lincoln Logs
						    Snake	   Consolidated    Pro Forma	    Pro Forma
						    River	   10Q-SB Filing  Adjustments	   Consolidated
CURRENT LIABILITES:
  Current installment of long-
    term debt				$    224,004   $     39,460  $		   $    263,464
  Current installment of long-
    term debt, related parties				   57,566	 	93,458        151,024
  Current installments of note
    payable								  205,740	      93,458        299,198
  Trade accounts payable		   		      1,398,699	 		      1,398,699
  Accrued salaries and wages		    		        197,630	 		        197,630
  Accrued income taxes			      20,000	  140,157	 (    14,500)       145,657
  Accrued expenses			       5,849	  686,902  	 (    28,685)       664,066
  Due to related parties		     			   34,651				   34,651
  Customer deposits			      57,745	2,575,448		            2,633,193
						------------   ------------   ------------   ------------
    Total current liabilities		     307,598	5,336,253	     143,731      5,787,582

LONG TERM DEBT, net of current installments:
  Mortgage payable					        571,216			        571,216
  Note payable				     		      1,190,537			      1,190,537
  Note payable - related party			        167,130	     322,563	  489,693
  Other					     188,046	   47,934	     322,563	  558,543
						------------   ------------   ------------   ------------
    Total long term liabilities	     188,046	1,976,817	     645,126      2,809,989
						------------   ------------   ------------   ------------
   Total liabilities			     495,644	7,313,070	     788,857      8,597,571


STOCKHOLDERS' EQUITY:

 Share Capital				      42,395			 (    42,395)		  0
 Preferred stock, $.01 par
    value; authorized 1,000,000
    shares; issued and outstanding
    -0- shares				    			      ---
  Common stock, $.01 par value;
    authorized 10,000,000 shares;
    issued 8,046,799 shares					   92,443		 3,000	   95,443
  Additional paid-in capital					6,022,092	     237,000	6,259,092
  Retained Earnings (Accumulated
    deficit)				      43,860   (  2,458,584)   (    31,815)  (  2,446,539)
  Additional other comprehensive
    income: foreign currency trans-
    lation adjustment						   57,551				   57,551
						------------   ------------   ------------   ------------
						      86,255      3,713,502        165,790	3,965,547
  Less cost of 504,240 shares of
    common stock in treasury				   (    884,435)		         (    884,435)
						------------   ------------   ------------   ------------
    Total stockholders' equity	      86,255      2,829,067        165,790      3,081,112
						------------   ------------	------------   ------------
TOTAL LIABILITIES AND STOCKHOLDERS'
   EQUITY					$    581,899   $ 10,142,137   $    954,647   $ 11,678,683
						============   ============	============   ============

See accompanying notes to pro forma consolidated financial statements.

					  LINCOLN LOGS LTD.
		UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
			 FOR THE NINE MONTHS ENDED OCTOBER 31, 2003
				  (All amounts in US Dollars)


												Lincoln Logs
												Consolidated   Pro Forma     Pro Forma
						Hart & Son	True-Craft	Snake River	10Q-SB Filing Adjustments   Consolidated

NET SALES					$1,331,232	$      434	$1,543,646	$ 11,723,296  $(   133,955) $ 14,464,653

COST OF SALES				 1,092,799		 ---	 1,108,571     6,680,135   (    69,299)    8,812,206
						----------	----------  ----------  ------------  ------------  ------------
GROSS PROFIT				   238,433		 434	   435,075	   5,043,161   (    64,656)    5,652,447

OPERATING EXPENSES:
  Commissions				    22,697		  90		   0	   1,312,836			 1,335,623
  Selling, general and admin-
    istrative				   277,442		 413	   371,697	   3,352,034	  55,380     4,056,966
						----------	----------  ----------	------------  ------------  ------------
    Total operating expenses		   300,139		 503	   371,697	   4,664,870        55,380	 5,392,589
						----------	----------  ----------	------------  ------------  ------------
INCOME (LOSS) FROM OPERATIONS		 (  61,706)	(       69)	    63,378	     378,291   (   120,036)      259,858

OTHER INCOME (EXPENSE):
  Interest income							   		   0		12,826			    12,826
  Interest expense							         0	  (   25,366)  (     2,435)	(   27,801)
  Other 					 (   2,362)		 119		 482	     107,928			   106,167
						----------	----------  ----------	------------  ------------  ------------
    Total other income (expense)	 (   2,362)		 119	       482	      95,388   (     2,435)       91,192
						----------	----------  ----------	------------  ------------  ------------
INCOME (LOSS) BEFORE INCOME TAXES	 (  64,068)		  50	    63,860	     473,679   (   122,471)      351,050

INCOME TAXES BENEFIT			 (  13,175)		 ---	    20,000	     163,849   (    27,166)      143,508
						----------	----------  ----------  ------------  ------------  ------------
NET INCOME (LOSS)				$(  50,893)	$	  50	$   43,860	$    309,830  $(    95,305) $    207,542
						==========	==========	==========	============  ============  ============

PER SHARE DATA:
  Basic earnings per share									   		    	    $       0.02
																    ============

  Diluted earnings per share												    $		0.02
																    ============


See accompanying notes to pro forma consolidated financial statements.

					  LINCOLN LOGS LTD.
		UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
			    FOR THE YEAR ENDED JANUARY 31, 2003
				  (All amounts in US Dollars)


												Lincoln Logs
												Consolidated   Pro Forma     Pro Forma
						Hart & Son	True-Craft	Snake River	10K-SB Filing Adjustments   Consolidated
NET SALES					$2,400,919	$    1,954	$1,481,197	$ 13,991,284  $(   204,211) $ 17,671,143

COST OF SALES				 2,015,951		 ---	 1,129,842	   7,385,771   (    74,899)   10,456,665
						----------	----------	----------	------------  ------------  ------------
GROSS PROFIT				   384,968	     1,954	   351,355	   6,605,513   (   129,312)    7,214,478

OPERATING EXPENSES:
  Commissions				    47,381		 181		   0 	   1,747,763			 1,795,325
  Selling, general and admin-
    istrative				   489,999		 826	   386,764	   3,670,473        78,259     4,626,321
						----------	----------	----------	------------  ------------  ------------
    Total operating expenses		   537,380	     1,007	   386,764	   5,418,236 	  78,259	 6,421,646
						----------	----------	----------	------------  ------------  ------------
INCOME FROM OPERATIONS			 ( 152,412)		 947	 (  35,409)	   1,187,277   (   207,571)      792,832

OTHER INCOME (EXPENSE):
  Interest income								       966		24,941			    25,907
  Interest expense							 (   4,466)	  (   57,966)  (     3,247)  (    65,679)
  Other 					 (   1,043)		 238	    44,175		69,901			   113,271
						----------	----------	----------	------------  ------------  ------------
    Total other income (expense)	 (   1,043)		 238	    40,675		36,876   (     3,247)       73,499
						----------	----------	----------	------------  ------------  ------------
INCOME BEFORE INCOME TAXES		 ( 153,455)	     1,185	     5,266	   1,224,153   (   210,818)      866,331

INCOME TAXES / (BENEFIT)		 (  25,478)		 ---		   0  	24,000   (    67,315)  (    68,793)
						----------	----------	----------	------------  ------------  ------------
NET INCOME					$( 127,977)	$    1,185	$    5,266	$  1,200,153  $(   143,503) $    935,124
						==========	==========	==========	============  ============  ============

PER SHARE DATA:

  Basic earnings per share											    	    $       0.12
															          ============

  Dilutive earnings per share											          $       0.11
															          ============

See accompanying notes to pro forma consolidated financial statements.

					  LINCOLN LOGS LTD.
		  NOTES TO THE UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Pro Forma Adjustments

  a.) Balance Sheet:

    i.) Upon consummation of the transaction, the purchase price paid to the members of Snake River Logs Homes, LLC, including amounts paid for pre-acquisition costs, consisted of $491,477 paid in cash, $832,041 of promissory notes, on a discounted basis, payable over five years, 300,000 shares of common stock with certain restrictions valued at $240,000, and assumption of $100,000 of debt.

    ii.) The purchase price was allocated $500,000 to identifiable intangible assets, and the balance of $1,021,125 to goodwill. The amount allocated to identifiable intangible assets was based on preliminary assessments of estimated usefulness, which valuation is subject to a final assessment from an independent valuation consultant.

  b.) Statement of Operations:

    i.) The pro forma statements of operations have been adjusted to reflect increases in expenses that would have been incurred, and decreases in expenses that would have been eliminated had the acquisition taken place at the beginning of the periods shown. Those expenses include adjustments for such items as salaries, amortization, interest expense, and the elimination of inter-company transactions.

    ii.) The tax provision has been adjusted to reflect the combined impact of the pro forma adjustments by incorporating the tax benefit for the net income and losses of certain of the acquired companies with the income
	   tax provision of Lincoln Logs for the twelve-month period ended January 31, 2003 and the nine-month period ended October 31, 2003.

    iii.) The weighted average number of shares outstanding has been adjusted as if the shares issued as part of the consideration paid were issued at the beginning of the respective periods shown. The weighted average number of shares used to calculate basic earnings per share for the nine-month period ended October 31, 2003 and the twelve-month period ended January 31, 2003 was 8,579,967 and 7,842,559,
	    respectively. The weighted average number of shares used to calculate diluted earnings per share for the nine-month period ended October
	    31, 2003 and the twelve-month period ended January 31, 2003 was 9,215,469 and 9,082,650, respectively.

					     SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


								LINCOLN LOGS LTD.


Dated: January 30, 2004					By: /s/ William J. Thyne

								William J. Thyne
								Chief Financial Officer